Inspire Medical Systems, Inc. February 2025 NYSE: INSP

© Inspire Medical Systems, Inc. All Rights Reserved. Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding the planned investments in our business, our growth strategies, the expected timing of regulatory approval and market introduction for new products, the potential impact that our growth strategies and initiatives may have on our business, full year 2025 financial and operational outlook, the ability of our SleepSync digital health platform to drive growth, and positive insurance coverage of Inspire therapy and improvements in patient flow, care pathway capacity, market access, clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; the impacts of public health crises and pandemics; general and international economic, political, and other risks, including currency and stock market fluctuations and the uncertain economic environment; challenges experienced by patients in obtaining prior authorization; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; the impact of glucagon-like peptide 1 class of drugs on demand for our Inspire therapy; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to obtain regulatory approvals for, and commercialize, our Inspire therapy and system, or the effect of delays in obtaining regulatory approvals or commercializing; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recently filed Annual Report on Form 10-K, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward- looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 2 enhancing patient lives through sleep innovation I t a l l s tarts and ends wi th our mission We are a medical technology company committed to

© Inspire Medical Systems, Inc. All Rights Reserved. Company Overview The first and only… 4 >350 PUBLICATIONS Compelling body of evidence >260 MILLION U.S. COVERED LIVES Established reimbursement in all 50 states >1,200 EMPLOYEES Led by a proven management team >$800 MILLION REVENUE IN 2024 With 28% year-over-year growth >90,000 PATIENTS TREATED Significant first-mover advantage >$10 BILLION Underpenetrated U.S. market Innovative, closed-loop, neurostimulation technology for Obstructive Sleep Apnea (OSA)

From our entrepreneurial beginnings, and with a focus on delivering life-changing outcomes, we’ve been enhancing the lives of patients for over 17 years… >90,000 Patients treated >$800M Revenue >1,500 Implanters Founded 2007 IPO 2018 Today 4,000 Patients treated $50M Revenue 200 Implanters With new innovations on the horizon and a big blue ocean of opportunity in front of us! … and we are still just getting started

First Mover. Market Disruptor. Innovation Leader. 90K pat ient s w i th Insp i re Proving out our care pathways and therapy optimization Cl in ica l ev idence t rove >350 publications boasting a compelling body of evidence >$800M revenue in 2024 28% year-over-year growth, continuing our strong performance Next -gen neuros t imu lator >20 years in pursuing perfection of our technology Broad payor coverage Reimbursement in all 50 states with >260 million US covered lives >$10B domest ic market With less than 5% penetration we have plenty of room to continue growing

Obstructive Sleep Apnea is caused by blockage that prevents airf low to the lungs 7 Airway obstruction during breathing Typical OSA event • Results in repeated arousals and oxygen desaturations • Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea- Hypopnea Index (AHI) Normal Mild Moderate Severe 5 15 30 Apnea-Hypopnea Index

OSA is a chronic disease that is often untreated and proven to be linked to serious health risks

Typical Patient Profile

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

Exacerbated Health Risks

2x
The risk for stroke[1]

5x
The risk for cardiovascular mortality[3]

2x
The risk for sudden cardiac death[2]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]

Increased Risk of Mortality [5]



100%
90%
80%
70%
60%
50%
% Surviving
0
5
10
15
20
Years of Follow-up
No OSA
Mild OSA
Moderate OSA
Severe OSA

1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.
2. Gami et al, J Am Coll Cardiol 2013.
3. Young et al, J Sleep 2008.
4. Li et al, Europace 2014.
5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.

Inspire.

Current treatment options, such as CPAP and invasive surgeries, have significant limitations

CPAP is the first-line therapy…

- Demonstrated improvements in disease severity and long-term gold standard therapy
- Major limitation as a therapeutic option is primarily due to low patient compliance (~35%–65%)

Drivers of Non-Compliance

- Mask Discomfort
- Mask Leakage
- Pressure Intolerance
- Skin Irritation
- Nasal Congestion
- Nasal Drying
- Nosebleeds
- Claustrophobia
- Lack of Intimacy



…with surgical alternatives for treatment



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- Inpatient surgery with extended recovery

1. *Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.*

Inspire

CPAP prescriptions annually ~2,000,000 CPAP non-compliant ~700,000 Inspire eligible ~500,000 Adults with moderate to severe OSA ~23,000,000 >$10B opportuni ty The domestic OSA market is huge…

Inspire Therapy is an Innovative and Proven Solution for Patients with OSA Inspire Therapy Utilizes a Proprietary closed-loop Sensing Algorithm to Modulate Therapy Delivery Inspire Solution 2  Typically a 60-90 min outpatient procedure  Requires only two small incisions  Patients usually recover quickly and resume normal activities within a few days Hypoglossal Nerve Neurostimulator Stimulation Lead Sensing Lead 431 Neurostimulator houses the electronics and battery power for the device Patient Remote facilitates patient control of therapy Stimulation lead delivers electrical stimulation to the hypoglossal nerve Sensing lead detects when the patient is attempting to breathe Inspire IV Neurostimulator Patient Remote

The Inspire Patient Journey is a mult i-specialty care continuum Quality Patient Flow Care Pathway Capacity Strong Clinical Outcomes Sleep Test (in-lab or home) Activation Procedure DISE & Insurance Strong Patient Outcomes Patient Awareness, Referral or Appointment Request Screening Appointment Efficacy Check Monitoring & Clinic Adjustments 1 2 3

- 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Total implants New implants Minutes between implants Our global impact continues to cl imb >90K Patients treated with Inspire therapy to date A patient receives Inspire therapy on average every ~15 minutes ≈100 hours ≈5 hours ≈15 mins

Continuous Data Collection & Outcomes Monitor ing 14 AHI = Apnea Hypopnea Index ESS = Epworth Sleepiness Scale Post Market Surveillance Data Real World Data Proactive Data Reactive Data Data Analysis for Signals US Centers EU Centers (Belgium, Germany, Netherlands, Switzerland • Collection of real-world, international outcomes data • Eligibility – ALL patients receiving Inspire therapy • ADHERE Registry - 5,000 enrollments at 61 medical centers • Transition to ADHERE 2.0 as part of Inspire SleepSync in the U.S.

Proven Safety C o n s i s t e n t i m p r o v e m e n t i n d e v i c e s u r v i v a b i l i t y y e a r a f t e r y e a r Strong Patient Outcomes Months after implant C um ul at iv e Im pl an t s ur vi va l • Inspire is committed to continually improving patient safety • Significant progress since STAR trial to today 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 0 12 24 36 48 60 72 84 2018 2019 20212022 2020 2023 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% 100% 0 12 24 36 48 60 72 84 2018 2019 2021 2022 2020 2023 Freedom from Revision Freedom from Explant Inspire Patient Experience Report, 2024

How does Inspire compare against your previous experience with CPAP? 91% Say Inspire is better I would recommend Inspire to a friend or family member. 93% Agree or strongly agree Overall, how satisfied are you with Inspire? 90% Satisfied or very satisfied Given the chance, I would choose to receive Inspire again. 92% Agree or strongly agree Inspire patients experience a significant reduction in the severity of their OSA 33.0 10.2 Baseline (n=1,963) 12-mo All Night Study (n=890) Median AHI (events/hr) Inspire patients report less sleepiness and demonstrate increased therapy adherence 11.0 6.0 Baseline (n=1,712) 12-mo Visit (n=994) Median ESS Hours of nightly use at 12-months (n=913) 5.7 hours Inspire patients report having a positive patient experience and enhanced quality of life Strong Patient Outcomes Inspire Patient Experience Report, 2024

Compared to CPAP, Inspi re has been Demonstrated to be Better at Improving OSA Symptoms, Potent ia l ly wi th Greater Therapy Adherence 17 Therapy Adherence1 4.0 5.0 Usage/Night (hours) Sleepiness Reduction1 3.9 8.0 ESS reduction (points) 2 p = 0.042 p = 0.087 CPAP CPAP UAS (Inspire) UAS (Inspire) 1. Heiser, Sleep & Breathing 2022 Comparison between baseline and 12-month follow-up between matched cohorts 2. Epsworth Sleepiness Scale

Current Sensor Inspire V SleepSync Connectivity • Support for future remote programming • Remote software updates for all components Inspire V: Expected 20% reduced implant time, consistent proven benefits, optimized for simplicity, and designed for fewer revisions Inspire V Highlights • Maintained long battery life • Data Security Features • Sensor Performance

Therapy Evolution Built In • Multiple electrodes capability • Enables new stimulation targets and sensing features Flexible Software Platform • Downloadable features for clinical studies and field upgrades • Future features include posture-responsive therapy, auto start/pause, AHI detection State of the Art Technology • Allows stimulation of multiple targets • Multiple sensing modes Continuing to evolve with future innovation in mind

Dynamic patient engagement

+

Efficient care coordination

Expanding sleep clinician confidence & capacity enabling more patients to benefit from Inspire therapy

SleepSync™ Digital Health Platform

Patient
Inspire App


Feb 2023
8h 20min
Sleep quality
How are you feeling?

- Find a doctor
- Customized education
- Track therapy & sleep quality
- Virtual check-ins

Remote patient management

- Symptom relief
- Adherence
- Disease burden (future)
- Remote adjustments (future)

Clinician
SleepSync™ Web Portal



- Access therapy quality measures
- Manage patients by exception
- Grow confidence & productivity
- Support sleep practice economics

Inspire

© Inspire Medical Systems, Inc. All Rights Reserved. $29 $51 $82 $115 $233 $408 $625 $803 2017 2018 2019 2020 2021 2022 2023 2024 21 Annual Revenue and Gross Margin ($ in Mil l ions) Annual Gross Margin 78.9% 80.1% 83.4% 84.7% 85.7% 83.8% 84.5% 84.7% 2025 Guidance: • FY2025 revenue range of $940M-$955M, representing 17%-19% growth over FY2024 • FY2025 gross margin between 84%-86% • FY2025 EPS $2.10-$2.20

© Inspire Medical Systems, Inc. All Rights Reserved.22 Recent Business Highlights • Activated 72 new centers in the U.S. in the fourth quarter of 2024, bringing the total to 1,435 U.S. centers providing Inspire therapy • Created 12 new sales territories in the U.S. during the fourth quarter of 2024, bringing the total to 335 U.S. sales territories • Completed first Inspire V cases in the U.S. Continued Commercial Expansion Strong Financial Performance • Generated $239.7 million of revenue in the fourth quarter, a 25% increase over the same quarter last year • Achieved gross margin of 85.0% in the fourth quarter • Generated operating income of $31.9 million compared to $9.3 million in the same prior year period • Improved earnings per share to $1.15 compared to $0.49 in the same prior year period • Generated operating cash flow of $69.2 million in the fourth quarter 2024

Inspire V On track for 2025 full launch

© Inspire Medical Systems, Inc. All Rights Reserved. Our Growth Strategy 24 1 Through planned and controlled market expansion and robust physician training Ensure Strong Clinical Outcomes 2 By enhancing interconnectivity, simplifying the care pathway, and closely tracking outcomes Improve the Customer Experience 3 Amongst patients, ENT/Sleep physicians, and general practitioners Promote Widespread Consumer Awareness 4 Commensurate with new center additions and leveraging consumer outreach programs Drive Continued Commercial Scale 5 Driving breakthrough technology innovation and expanded indications Invest in Research & Development 6 Further penetrating existing markets and entering into new geographical locations Facilitate International Market Expansion

Inspire Way We are a medical technology company committed to enhancing patient lives through sleep innovation “Put the patient first and you will never lose your way.” Demonstrate Operational Excellence Drive Therapy Adoption Strengthen Organizational Culture Focused on Outcomes. Fueled by Innovation. Grounded in Integrity. Committed to Compliance. Leading with Respect. Positively Persistent.

No mask. No hose. Just sleep. INSPIRE CONFIDENTIAL. Inspire is a public company and has an Insider Trading Policy. The content in this deck is not to be shared with anybody outside of Inspire Medical Systems, Inc. It is for internal review and discussion only www.inspiresleep.com ®

© Inspire Medical Systems, Inc. All Rights Reserved. Appendix 27

© Inspire Medical Systems, Inc. All Rights Reserved. Consolidated Statements of Operations & Comprehensive Income (Loss) (Unaudited)(In thousands, except share and per share amounts) 28

© Inspire Medical Systems, Inc. All Rights Reserved. Condensed Consolidated Balance Sheets (Unaudited)(In thousands) 29

Quarterly Revenue
($ in Millions)


$16.3
$18.0
$20.9
$26.9
$21.3
$12.2
$35.8
$46.0
$40.4
$53.0
$61.7
$78.4
$69.4
$91.4
$109.2
$137.9
$127.9
$151.1
$153.3
$192.5
$164.0
$195.9
$203.2
$239.7
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Q324
Q424

	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	Q324	Q424
%YoY Revenue Growth	31%	-32%	72%	71%	89%	335%	72%	70%	72%	73%	77%	76%	84%	65%	40%	40%	28%	30%	33%	25%

30

Company Overview

Our History and Key Milestones

- Inspire is founded after being spun out of Medtronic
- Inspire II CE mark received in Europe
- Initiated Phase III pivotal STAR trial
- STAR results published in the *New England Journal of Medicine*; received PMA approval from the FDA
- 1,000th implant milestone
- Launched Inspire IV neurostimulator in U.S.; 2,000th implant

2007 | 2010 | 2011 | 2014 | 2016 | 2017 | 2018 | 2020 | 2021 | 2022 | 2023 | 2024

- Inspire IV CE mark; 5-year STAR results publication; IPO on NYSE
- Medicare coverage in all 50 states; Inspire Sleep app released; 10,000th implant
- FDA approved 2-incision approach and Bluetooth® remote; 20,000th implant
- First implants in Japan, Singapore, and the U.K.; FDA approved full-body MRI compatibility
- Expanded AHI, BMI, and pediatric Down syndrome indications; 60,000th implant; revenues of $625M
- Inspire V approval from the FDA; EU MDR approval; French reimbursement; 90,000th implant

31

© Inspire Medical Systems, Inc.
All Rights Reserved.

Inspire

Proven management team that is grounded in integrity, fueled by innovation, and devoted to delivering on the promise of our mission Randy Ban Executive Vice President, Patient Access & Therapy Development Joined 2009 Bryan Phillips SVP, General Counsel & Chief Compliance Officer Joined 2021 Tim Herbert Chair, President & Chief Executive Officer Joined 2007 Ezgi Yagci Vice President, Investor Relations Joined 2022 Rick Buchholz Chief Financial Officer Joined 2014 John Rondoni Chief Technology Officer Joined 2008 Carlton Weatherby Chief Strategy & Growth Officer Joined 2023 Jason Kelly Chief Manufacturing & Quality Officer Joined 2025 Melissa Mann Chief People Officer Joined 2024

© Inspire Medical Systems, Inc. All Rights Reserved. Supporting Patients on their Path to Inspire Implant Fine- tune ActivationInspire Advisor Care Program (ACP) DISE/ Prior Authorization Patient education using the InspireSleep.com website Community health talks Physician Consultations Awareness with direct-to- consumer outreach programs Life with Inspire – Patient management with SleepSync Time from ACP contact to implant can be as much as six months 33

THE PATIENT JOURNEY

Inspire Patient

	Awareness	Education	Consultation	Implant	Life w/ Inspire
Journey steps	Conduct Online Search See an Inspire Ad Ask their Dr. about Inspire Visit IS.com	Register for CHT Do I Qualify Lead Request an Appt.	Obtain Updated Sleep Study Schedule an Appt. with IS Dr. Attend Appt.	DISE Prior Auth Implant Activation	Fine-tune Confirm Sleep Study
Challenges What is the biggest pain point for patients?	• Patients need sufficient information to feel prepared to take the next step with Inspire	• There are limited ways to engage with Inspire for support and education	• It is difficult to schedule an appointment • Sleep Studies can take months for patients to get	• Time for scheduling DISE • Time for scheduling implant	• Patients need support through the therapy optimization process
SUPPORT What key investments and programs is Inspire investing in to support patients?	• Updated website content for patients • Chatbot improvements with two-way text messaging	• Lead capture + scoring • Lead nurturing via email, text, phone • Request a call for nights/weekends	• Digital scheduling through ACP • Ognomy, Lofta, EnsoData, Rest Assured	• Increase ENT capacity to grow number of Inspire procedures • Expect Inspire V to reduce OR time • Expect PREDICTOR to replace DISE for many patients	• SleepSync™ Digital Health Platform to support patient from contact to post-implant sleep management

34

© Inspire Medical Systems, Inc.
All Rights Reserved.

Inspire

Patient Engagement Conversion Initiatives

Improving Patient Engagement Conversion Initiatives

- Digital scheduling has shown significant improvements with initial sites
- Patient education using chat guide bot
- Patient nurturing with auto-email system
- Improved patient tracking with SleepSync™

Improving Patient Experience and Reducing Time-to-Implant



- Inspire V neurostimulator with internal sensor expected to reduce OR time and improve patient experience
- PREDICTOR study intended to replace DISE with office airway measurement for vast majority of patients
- Continued development of Inspire VI and VII for auto-activation and future auto-titration

Increasing ENT Capacity to Further Grow Utilization



- Work with ENTs to optimize time by ensuring support team (sleep physicians) engages and conducts longitudinal patient management
- Train additional ENTs in the practice
- Continue to add new centers with ability to quickly grow utilization (complete teams)

SleepSync™ Digital Health Platform Increases Utility

- Longitudinal Patient Engagement from first contact to long after Inspire implant
- Fully incorporate both Objective data (utilization, sleep performance) and Subjective data (e-visit, questionnaires) to support strong patient outcomes
- Future enhancements including Remote Patient Programming and Physician notifications

35

© Inspire Medical Systems, Inc.
All Rights Reserved.

Inspire

Health Economics: Untreated OSA Cost Burden

Growing evidence that CPAP intolerance is linked to higher healthcare costs[1]

JCSM | Journal of Clinical Sleep Medicine

SCIENTIFIC INVESTIGATIONS

Older adult US Medicare beneficiaries with untreated obstructive sleep apnea are heavier users of health care than matched control patients

Emerson M. Wickwire, PhD[1,2]; Sarah E. Tom, PhD[3]; Aparna Vadlamani, MS[4]; Montserrat Diaz-Abad, MD[2]; Liesl M. Cooper, PhD, MBA[5]; Abree M. Johnson, MS, MBA[6]; Steven M. Scharf, MD, PhD[2]; Jennifer S. Albrecht, PhD[4]

SCIENTIFIC INVESTIGATIONS

CPAP adherence is associated with reduced inpatient utilization among older adult Medicare beneficiaries with pre-existing cardiovascular disease

Emerson M. Wickwire, PhD[1,2]; M. Doyinsola Bailey, MPH[3]; Virend K. Somers, MD PhD[4]; Liesl M. Oldstone, PhD, MBA[5]; Mukta C. Srivastava, MD[6]; Abree M. Johnson, MS, MBA[6]; Steven M. Scharf, MD, PhD[2]; Jennifer S. Albrecht, PhD[3]

- Untreated OSA patients had ~$20,000 higher total annual Medicare costs
- CPAP intolerant patients had higher Medicare utilization than PAP tolerant

1. Wickwire JCSM 2020; Wickwire Sleep Breathing 2022
2. Pepin, ERS 2021 Conference

ALASKA-Study – non-adherent patients have greater chance of mortality (n>176,000)[2]



Survival Probability
100%
98%
96%
94%
0
CPAP therapy termination
CPAP therapy continuation
PAP adherent
PAP non-adherent
HR 0.61, 95% confidence interval [CI] 0.57-0.65;
Log-rank p<0.01
0
1
2
3
Time [years]

Conclusions:

- Prioritize PAP intolerant to therapy, especially those with CV disease
- Addressing PAP intolerance improves mortality

36

Sustainability at Inspire Committed to improving the economic, social, and environmental impacts that our business has on the communities in which we operate, as well as our customers, business partners, suppliers, employees, and stockholders. E N V I R O N M E N TA L We work to operate our business responsibly and reduce our impact on the environment wherever feasible. • Our Board and executive officers are responsible for oversight, identification, and communication of climate-related risks and opportunities. • We are focused on building out foundational programmatic elements and oversight that enable meaningful future reductions in our environmental impact. S O C I A L Product safety and quality are of the utmost importance at Inspire. We also pride ourselves on our innovative and collaborative work environment, which we believe has driven our success and which we seek to uphold through an inclusive workforce, generous compensation and benefits, open communication, a focus on employee health, well- being and engagement, and robust training and development programs. • Our company’s success is built on our enduring commitment to product quality and patient outcomes. • InspireGives is our community outreach program and the foundation of our charitable giving and volunteer efforts. • We aim to foster a culture of continuous learning with significant investments in our people through programs focused on leadership and professional development. G O V E R N A N C E We strive to maintain strong governance practices and high standards of ethics, compliance, and accountability designed to provide long-term value creation opportunities. • Our governance practices include regular consideration and assessment of our governance structure, board and committee function, and board and management succession. • Our strong and diverse Board collectively possesses a range of qualifications, skills, and experiences that align with our long-term strategy and business needs. • Sustainability matters are overseen by our Board, executive leadership, and cross- functional team.

© Inspire Medical Systems, Inc. All Rights Reserved. Our Intellectual Property Portfolio (as of December 31, 2024)  Covers aspects of our current Inspire system and future product concepts  98 issued U.S. patents (expiring between 2029 and 2041) and 67 pending U.S. patent applications  72 issued foreign patents and 69 pending foreign patent applications  165 pending and registered trademark filings worldwide  Competitive position enhanced by trade secrets, proprietary know-how and continuing technological innovation  Entered into an agreement with Medtronic in 2007 to make, use, import, and sell products and practice methods in the field of electrical stimulation of the upper airway for the treatment of OSA  Royalty-free license agreement  Perpetual license (no right of termination) 38

© Inspire Medical Systems, Inc. All Rights Reserved. Summary of Third-Party OSA Data Including the use of GLP-1s 39

© Inspire Medical Systems, Inc. All Rights Reserved. • Inspire contracted with Definitive Healthcare to pull claims data on the OSA population with a focus on BMI at time of diagnosis • Focus on differences from Inspire therapy claims data to GLP-1 claims data • BMI is a factor in selecting therapy for OSA • BMI of Inspire patients ~20% lower at time of implant compared to other OSA patients at time of OSA diagnosis • Total number of OSA patient diagnoses continues to increase • Claims data identified >1,500 patients who were on a GLP-1 at the time of Inspire implant • These patients had a slightly higher BMI than total Inspire patients • Reduction in BMI is greatest for the 9-month and 1-year of GLP-1 patient cohorts • Post GLP-1 use, the largest movement in BMI bands is out of >40 while BMI<35 is growing 40 Summary of Third-Party OSA Data Including the use of GLP-1s

41 The BMI of Inspire patients was roughly 20% lower at the time of implant than all other OSA patients at the time of their OSA Dx 10% 12% 28% 34% 14% 2% 5% 5% 10% 15% 15% 17% 34% <25 25-26 27-29 30-32 33-35 36-40 >40 Inspire OSA  Disclaimer: Data is representative of patients captured in Definitive Healthcare’s Dataset and is not projected to total United States  Note: The BMI band was selected using the claim that directly preceded, or was on the day of, the Inspire Implant or OSA Dx  Inspire Index = (Inspire Share / OSA Share) *100 Distribution of Patients by BMI Band Prior to Inspire Implant or OSA Dx Inspire Index 183 260 286 226 95 10 1 Sample Size 24,151 7,965,805

42 Total number of OSA patients continues to increase with a CAGR of 6.2% over the past 8 years 5.81 6.96 7.75 8.17 7.95 8.43 8.67 9.42 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 2016 2017 2018 2019 2020 2021 2022 2023  Disclaimer: Data is representative of patients captured in Definitive Healthcare’s Dataset and is not projected to total United States  Note: Data comes from Definitive Healthcare’s Dataset which includes Medicare, Medicaid, Commercial and VA  Note: Data shown in Millions (M) of patients OSA Prevalence (M) Trend 2016 - 2023 YoY Change: 20% 11% 5% -3% 6% 3% 9%

There were 1.5K patients on a GLP-1 at the time of Inspire Implant; those patients had a slightly higher BMI than total Inspire patients 43 BMI Band All Inspire Patients Pre-Implant Inspire Patients on GLP-1 Pre-Implant OSA Patients Pre-GLP-1 Sample Size 24,151 1,581 1,199,761 <25 10% 5% 1% 25-26 12% 6% 1% 27-29 28% 23% 4% 30-32 34% 41% 10% 33-35 14% 21% 14% 36-40 2% 3% 19% >40 0% 1% 50% Weighted Average BMI 29.5 30.6 36.9  Disclaimer: Data is representative of patients captured in Definitive Healthcare’s Dataset and is not projected to total United States

Reduction in BMI is greatest for the 9-month and 1 year of GLP-1 use cohorts 44 Row Labels 1 Month 3 Months 6 Months 9 Months 1 Year Sample Size 158,986 115,026 86,520 46,227 31,982 <25 64% 77% 87% 98% 97% 25-26 60% 65% 75% 73% 70% 27-29 44% 51% 55% 58% 55% 30-32 19% 22% 25% 24% 24% 33-35 8% 10% 10% 10% 9% 36-40 0% 1% 1% 1% 0% >40 -10% -12% -12% -13% -13%  Disclaimer: Data is representative of patients captured in Definitive Healthcare’s Dataset and is not projected to total United States  Note: Patient had to receive OSA Dx prior to GLP-1 initiation  Note: Patient had to have a BMI claim within 2 years of GLP-1 initiation; claim closest to GLP-1 start date was chosen Change In Number of Patients In a Given BMI Band Pre-GLP-1 Use With Different Days of Supply

The largest movement is out of the >40 band with bands <35 growing 45  Disclaimer: Data is representative of patients captured in Definitive Healthcare’s Dataset and is not projected to total United States  Note: Patient had to receive OSA Dx prior to GLP-1 initiation  Note: Patient had to have a BMI claim within 2 years of GLP-1 initiation; claim closest to GLP-1 start date was chosen  Note: Adherent is defined as anyone on a GLP-1 with 360+ Days of Supply Within 12 months after GLP-1 start date Sankey Chart for Adherent Patients – BMI Band Pre vs. Post GLP-1 Start